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                           MFS(R) MID CAP GROWTH FUND

                      Supplement to the Current Prospectus


The  description  of  portfolio  managers  under the  "Management  of the Funds"
section is hereby restated as follows:

Mark Regan, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1989 and has been the portfolio manager of the fund since the fund's inception in December 1993. David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of the adviser since 1995. Mr. Sette-Ducati became a portfolio manager of the fund effective May 1, 2000.


                   The date of this Supplement is May 1, 2000.